UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 13, 2013

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 13, 2013, Alexion Pharmaceuticals, Inc. issued a press release regarding the previously communicated voluntary recall and replacement of two lots of Soliris® (eculizumab) in the United States. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

The voluntary recall of these two lots described in the press release was previously reported on November 12, 2013. In November 2013, Alexion provided instructions to return any unused vials of Soliris from these two lots at the distributor level. Alexion is now providing the same instructions at the hospital/user level.

There is no change to the expense impact and non-GAAP EPS guidance reported by Alexion in its Form 8-K filed on November 12, 2013.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release issued by Alexion Pharmaceuticals, Inc. on December 13, 2013.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2013	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Vice President of Law and Corporate Secretary